Earnings per share (Tables)	12 Months Ended
Dec. 31, 2023
Earnings per share
Schedule of basic and diluted earnings per share

	Year Ended December 31,
Basic and diluted earnings per share	2023	2022	2021
Net income attributable to the shareholders of the Company	122,671	93,140	57,208
Weighted average number of outstanding common shares (thousands)	1,997,588	1,160,613	547,578
Basic and dilluted earnings per common share (R$)	0.06	0.08	0.10